UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                February 17, 2004
                                -----------------

                            LIFEPOINT HOSPITALS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                         0-29818                52-2165845
      --------                         -------                ----------
  (State or Other                   (Commission File       (I.R.S. Employer
  Jurisdiction of                        Number)            Identification
  Incorporation)                                                Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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Item 7.       Financial Statements and Exhibits.

              (a) Financial statements of businesses acquired.

                           None required

              (b) Pro forma financial information.

                           None required

              (c) Exhibits.

                         99 Copy of press release issued by the Company on February 17, 2004.

Item 12.      Results of Operations and Financial Condition.

              On February 17, 2004, LifePoint Hospitals, Inc. (the "Company") issued a press release with respect to results for its fourth quarter and year ended December 31, 2003. See the press release attached as Exhibit 99.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            LIFEPOINT HOSPITALS, INC.


                            By:   /s/Michael J. Culotta
                                ------------------------------------------------
                                     Michael J. Culotta
                                     Senior Vice President and
                                     Chief Financial Officer



Date:    February 17, 2004

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
------   -----------------------

     99  Copy of press release issued by the Company on February 17, 2004.